SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Section 13 or 15(d)of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 JANUARY 7, 2002


                               DTI HOLDINGS, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)


         MISSOURI                     333-50049                43-1828147
----------------------------  ------------------------   ----------------------
(State or other jurisdiction  (Commission file number)        (IRS Employer
     of incorporation)                                   Identification Number)


            8112 MARYLAND AVE., 4TH FLOOR, ST. LOUIS, MISSOURI 63105
            --------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                ------------------------------------------------
                                 (314) 880-1800

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address if changed since last report)

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP
-------           --------------------------

     On January 7, 2002, the U.S. Bankruptcy Court for the Eastern District of Missouri in St. Louis approved the request of Digital Teleport, Inc., a wholly-owned subsidiary of DTI Holdings, Inc., for initial lending under a debtor-in-possession lending arrangement and other "first day motions" filed with the Court.

     Information about these actions is contained in the news release, attached hereto as Exhibit 99.


ITEM 7.           EXHIBITS
-------           --------

EXHIBIT NO.       DESCRIPTION OF EXHIBIT
-----------       ----------------------

99                 News Release dated January 7, 2002

SIGNATURE
---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DTI HOLDINGS, INC.



                                   By: /s/ Paul Pierron
                                       ----------------------------------------
                                       Paul Pierron, President and
                                       Chief Executive Officer

Date:  January 17, 2002